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                                                                    EXHIBIT 10.1




STATE STREET
Serving Institutional Investors Worldwide


                                        Edward M. Anderson
                                        Vice President

                                        Insurance Credit Services
                                        GISG Risk Management and Credit Services
                                        PO Box 351
As of June 29, 2001
                                        Boston MA 02101-0351

                                        Telephone: 617-662-3782
                                        Facsimile: 617-662-3778
                                        emanderson@statestreet.com


Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville  NJ,  07890-1000

                   RE:  Loan Facility

Ladies and Gentlemen:

                   State Street Bank and Trust Company (the "Bank") has made available to Selective Insurance Company of America, a corporation organized under the laws of New Jersey (the "Company") and Selective Insurance Group, Inc., a corporation organized under the laws of New Jersey (the "Parent") (collectively, the Company and the Parent are hereinafter referred to as the "Borrower") an aggregate $25,000,000 revolving line of credit (the "Line of Credit") as described in a letter agreement dated March 3, 1997 (as amended, the "Letter Agreement"). All obligations of the Borrower arising under the Line of Credit are evidenced by a promissory note in the original principal amount of $25,000,000 dated March 3, 1997 made by the Borrower to the order of the Bank (as amended, the "Note").

                   The Borrwer has requested, and the Bank has agreed pursuant to the terms hereof, to extend the Revolving Maturity Date as defined in the Letter Agreement. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank hereby agree as follows:

           I.        Amendments to Letter Agreement

           Paragraph 1 of the Letter Agreement is hereby amended by deleting the following therefrom: "June 29, 2001" and substituting the following therefor:
"June 28, 2002". All references to "Revolving Maturity Date: in the Letter Agreement or any related document shall be deemed to refer to June 28, 2002.

           II.       Miscellaneous

           1. As amended hereby, all terms and conditions of the Letter Agreement and Note remain in full force and effect and are ratified and affirmed as of the date hereof and extended to give effect to the terms hereof.


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Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of June 29, 2001
Page 2




           2. The Borrower represents to the Bank that no default or Event of Default has occurred under the Letter Agreement or Note, and further that if the proceeds of any Revolving Loan are utilized to finance the purchase of the stock of the Parent, such use will be in compliance with Regulations U and X of the Board of Governors of the Federal Reserve System.

           3. This letter agreement shall constitute an agreement executed under seal to be governed by the laws of The Commonwealth of Massachusetts.

                                                   Sincerely,

                                                   STATE STREET BANK AND
                                                   TRUST COMPANY


                                                   By: /s/ Edward M. Anderson
                                                      --------------------------
                                                       Edward M. Anderson
                                                       Vice President


Acknowledged and accepted:

SELECTIVE INSURANCE COMPANY OF AMERICA


By:        /s/ Dale A. Thatcher
           ----------------------------
           Dale A. Thatcher
Title:     Chief Financial Officer



By:        /s/ Thornton R. Land
           ----------------------------
           Thornton R. Land
Title:     Executive Vice President


                                       22
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Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of June 29, 2001
Page 3




SELECTIVE INSURANCE GROUP, INC.


By:        /s/ Dale A. Thatcher
           ----------------------------
           Dale A. Thatcher
Title:     Chief Financial Officer



By:        /s/ Thornton R. Land
           ----------------------------
           Thornton R. Land
Title:     Executive Vice President




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